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                                                                    EXHIBIT 3.41

                           Articles of Organization
                           Limited-Liability Company
                             (PURSUANT TO NRS 86)
                                STATE OF NEVADA
                              Secretary of State

DEAN HELLER SECRETARY OF STATE

        (For Office Use Only                            (For Office Use Only
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   IMPORTANT: Read instructions on reverse side before completing this form.
                        TYPE OR PRINT (BLACK INK ONLY)
Dean Heller
No. LLC 536-98
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1. Name of Limited Liability Company: Casino Executive, LLC
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2. Dissolution Date (latest date upon which the company is to dissolve):
                                                                        ------
3. Resident Agent: (designated resident agent and the STREET ADDRESS in Nevada where process may be served)
   Name of Resident Agent: CSC Services of Nevada, Inc.
                          ----------------------------------------------------

   Street Address:  502 East John Street, Carson City, Nevada 89706
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   Mailing Address (if different):
                                  --------------------------------------------

4. Right of remaining members of the company to continue the business on the death, retirement, expulsion, bankruptcy or dissolution of a member or occurrence of any other event which terminates the continued membership of a member in the company:

        X    YES                NO
   ---------           ---------

5. Management: The company shall be managed by 3 manager(s) OR     members
                                                              -----
   Names and addresses of manager(s) or members: (attach additional pages if necessary)
   1. Ian L. M. Thomas, c/o T/SF Communications Corporation,  888 Seventh
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      Avenue, New York, NY 10106
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   2. Steven J. Hunt, c/o T/SF Communications Corporation, 888 Seventh Avenue,
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      New York, NY 10106
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   3. Brian A. Meyer, c/o T/SF Communications Corporation, 888 Seventh Avenue,
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      New York, NY 10106
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   If managed by members, members may contract debts on behalf of the Company
        YES      NO
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6. Other matters: This form includes the minimal statutory requirements to organize under NRS 86. Please attach any other information deemed
   appropriate. Number of pages attached   N/A   .
                                        --------
7. Signature of organizer(s): The name(s) and address(es) of the organizer(s) executing the articles:

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
Helaine S. Fine, Esq.   c/o Proskauer Rose LLP
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Name (print)                                            Name (print)

1585 Broadway                     NY, NY 10036
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Address                         City/State/Zip          Address                         City/State/Zip

/s/ Helaine S. Fine, Esq.           2/2/98
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Signature                            Date               Signature                            Date

This instrument was acknowledged before me on           This instrument was acknowledged before me on

                                2/2, 1998 by                                               , 19   by
-----------------------------------    --               -----------------------------------    --
        Helaine S. Fine
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        Name of Person                                          Name of Person

as organizer                                            as organizer
of  Casino Executive, LLC                               of
  --------------------------------------------            --------------------------------------------
(name of party on behalf of whom instrument             (name of party on behalf of whom instrument
 was executed)                                           was executed)

        /s/ Vito S. Piacente
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        Notary Public Signature                                 Notary Public Signature
     (affix notary stamp or seal)                            (affix notary stamp or seal)
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8. Certificate of acceptance of appointment of resident agent: I, CSC Services
                                                                  ------------
   of Nevada, Inc. hereby accept appointment as resident agent for the above
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   named limited-liability company.

 By: /s/ illegible                                              2-2-90
 --------------------------------                       ----------------------
 Signature of resident agent                                    Date

                               VITO S. PIACENTE
                       Notary Public, State of New York
                                No. 01P14983694
                         Qualified in New York County
                        Commission Expires July 8, 1999


                                                   STATE OF NEVADA
                                                 Secretary of State

                                          I hereby certify that this is a
                                          true and complete copy of
                                          the document as filed in this office.

                                                     FEB 03 '98


                                                   /s/ Dean Heller
                                                     DEAN HELLER
                                                 Secretary of State

                                              By /s/ Sandra D. Pestana